Fees Summary	Oct. 02, 2025 USD ($)
Fees Summary [Line Items]
Previously Paid Amount	$ 5,867.72
Total Fee Amount	5,867.72
Total Transaction Valuation	38,326,065.00
Total Offset Amount	0.00
Net Fee	$ 0.00